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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 2000


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF APRIL 1, 2000, PROVIDING FOR THE ISSUANCE OF
                           ASSET-BACKED CERTIFICATES,
                                 SERIES 2000-2)


                   Option One Mortgage Acceptance Corporation
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



         Delaware                    333-96403               33-0727357
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         3 Ada
         Irvine, California                                      92618
         ------------------                                      -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
                                                     --------------

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On April 26, 2000, a single series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2000-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2000 (the "Agreement"), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", "Class S Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class C Certificates", "Class P Certificates" and Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, fixed rate and adjustable rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $125,675,222 as of April 1, 2000 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated April 20, 2000 (the "Purchase Agreement") between Option One and the Depositor. The Class A Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated April 20, 2000 (the "Class A Underwriting Agreement") among the Depositor, Option One and the Underwriter. The Class S Certificates were sold by the Depositor to the Underwriter pursuant to an Underwriting Agreement, dated April 26, 2000 (the "Class S Underwriting Agreement"; together with the Class A Underwriting Agreement, the "Underwriting Agreement") among the Depositor, Option One and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                          Initial Certificate
Class                    Principal Balance or        Pass-Through Rate
-----                       Notional Amount          -----------------
                            ---------------
  A                           $135,649,000               Variable
  S                           $ 17,009,300               Variable
 M-1                          $ 11,907,000               Variable
 M-2                          $  8,505,000               Variable
 M-3                          $  7,654,000               Variable

                          Initial Certificate
Class                    Principal Balance or        Pass-Through Rate
-----                       Notional Amount          -----------------
                            ---------------

  C                           $  6,377,900               Variable
  P                           $        100                 N/A
  R                                    100%                N/A

                  The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 20, 2000, and the Prospectus Supplement, dated April 20, 2000, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

              (a)      Not applicable

              (b)      Not applicable

              (c)      Exhibits


                  Exhibit No.                         Description
                  -----------                         -----------

                      4.1 Pooling and Servicing Agreement, dated as of April 1, 2000, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as master servicer and Norwest Bank Minnesota, National Association as Trustee, relating to the Series 2000-2
                                            Certificates.

                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 26, 2000

                                             OPTION ONE MORTGAGE
                                             ACCEPTANCE CORPORATION


                                             By:      /s/ William O'Neill
                                                      -------------------
                                             Name:    William O'Neill
                                             Title:   Treasurer

                                Index to Exhibits



                                                                                     Sequentially
Exhibit No.                              Description                                 Numbered Page
-----------                              -----------                                 -------------
    4.1              Pooling and Servicing Agreement, dated as of April                   7
                     1, 2000, by and among Option One Mortgage Acceptance
                     Corporation as Depositor, Option One Mortgage
                     Corporation as master servicer and Norwest Bank
                     Minnesota, National Association as Trustee relating
                     to the Series 2000-2 Certificates.